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                                                                   EXHIBIT 4.1

                                [@plan.inc logo]

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
COMMON STOCK                                                                                                       COMMON STOCK
   NUMBER                                                                                                             SHARES
                                          Incorporated under the laws of Tennessee



                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                                                                                  CUSIP 04962Q 10 0
      NO PAR VALUE                                          @plan.inc


THIS CERTIFIES THAT





is the owner of


             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE OF

                                              @plan.inc


transferable only on the books of @plan.inc (the "Corporation") by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:

/s/ Nancy A. Lazaros                                                               /s/ Mark K. Wright


                    CHIEF FINANCIAL OFFICER                                          CHIEF EXECUTIVE OFFICER
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Countersigned and Registered:
          FIRST UNION NATIONAL BANK
         (Charlotte, North Carolina)              Transfer Agent
                                                  and Registrar

By
                                             Authorized Signature
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                                   @plan.inc

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

--------------------------------------------------------------------------------
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)


         For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[____________________________________]_________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________________  X________________________________________

                                     X________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE, IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: _______________________________________________________
                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.